================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                TURBOCHEF, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                TURBOCHEF, INC.
                         10500 METRIC DRIVE, SUITE 128
                              DALLAS, TEXAS 75243
                           __________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 30, 1998
                           _________________________


To our Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TurboChef, Inc., a Delaware corporation (the "Company"), will be held at the offices of Henry, Meier & Jones, L.L.P., 1700 Pacific Avenue, Suite 2700, Dallas, Texas 75201 on Tuesday, June 30, 1998 at 10:00 a.m., local time, for the purpose of considering and acting upon:

     (1) a proposal to elect four (4) directors of the Company to serve as the Board of Directors until the next annual meeting of stockholders and until their successors are elected and qualified;

     (2) a proposal to amend the First Article of the Company's Restated
         Articles of Incorporation to change     the Company's corporate name
         to "TurboChef Technologies, Inc.";

     (3) a proposal to amend the Company's 1994 Stock Option Plan, as amended, to increase the number of shares of Common Stock authorized for issuance from 3,150,000 shares to 3,650,000 shares;

     (4) a proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the 1998 fiscal year; and

     (5) such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on May 15, 1998 as the record date for determining stockholders entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

     A proxy and postage prepaid return envelope are enclosed for your convenience.

                                    By Order of the Board of Directors,



                                    Dennis J. Jameson
                                    Corporate Secretary

Dallas, Texas
June 5, 1998

     It is important that your shares be represented at the Annual Meeting. Please complete, date, sign, and mail the enclosed proxy card promptly in the return envelope provided, regardless of whether you plan to attend the Annual Meeting, so that your vote may be recorded. If you are present at the Annual Meeting, you may withdraw your proxy and vote in person if you so desire.

                                TURBOCHEF, INC.
                         10500 METRIC DRIVE, SUITE 128
                              DALLAS, TEXAS 75243
                           ________________________

                                PROXY STATEMENT
                           ________________________

     This Proxy Statement is furnished to the holders ("Stockholders") of common stock, par value $.01 per share ("Common Stock"), of TurboChef, Inc., a Delaware corporation ("TurboChef" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders of TurboChef to be held on Tuesday, June 30, 1998, and any adjournment thereof. A copy of the Notice of Annual Meeting accompanies this Proxy Statement. It is anticipated that this Proxy Statement and the accompanying proxy card will be first mailed to Stockholders on or about June 5, 1998.

                                    GENERAL

     Stockholders Entitled to Vote. May 15, 1998, has been fixed as the record
     -----------------------------
date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of that date, the Company had outstanding 14,571,608 shares of Common Stock, the only outstanding voting securities of the Company. Stockholders are entitled to one vote for each share owned upon all matters to be considered at the Annual Meeting.

     Quorum.  The presence at the Annual Meeting, in person or by proxy, of the
     ------
holders of a majority of the shares of Common Stock outstanding on May 15, 1998, will constitute a quorum, permitting the meeting to conduct its business. Abstentions and broker non votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

     Voting.   If the accompanying proxy card is properly signed, returned to
     ------
the Company and not revoked, it will be voted as directed by the Stockholder. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote (i) for the slate of nominees for election as directors proposed by the Board of Directors, (ii) for the proposal to amend the Company's Restated Articles of Incorporation to change the Company's corporate name to "TurboChef Technologies, Inc.", (iii) for the proposal to amend the Company's 1994 Stock Option Plan, as amended, (iv) for ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the 1998 fiscal year, and (v) as recommended by the Board of Directors with regard to any other matters or, if no recommendation is given, in their own discretion.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting will be required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item to be acted upon at the Annual Meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a vote against the matter in question.

     All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast with respect to any issue and will have the same effect as negative votes. Broker non-votes are not counted for any purpose in determining whether a matter has been approved.

     A list of Stockholders entitled to vote at the Annual Meeting will be open to examination by any Stockholder, for any purpose germane to the meeting, at 10500 Metric Drive, Suite 128, Dallas Texas 75243, during ordinary business hours for ten days prior to the Annual Meeting. Such list shall also be available during the Annual Meeting.

       Revocation of a Proxy.  A Stockholder may revoke his or her proxy at any
       ---------------------
time before it is exercised by filing with the Chairman of the Board of the Company at the Company's executive offices in Dallas, Texas, either a written notice of revocation or a duly executed proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

     By Whom and the Manner in which the Proxy is being Solicited.  The enclosed
     ------------------------------------------------------------
proxy is solicited by and on behalf of the Board of Directors of the Company. The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, will be borne by the Company.

     In addition to the use of the mails, the Company will request persons holding Common Stock in their name or custody on behalf of others, or as nominees, to send proxy materials to their principals and request authority for the execution of the proxies and will reimburse such persons for their expense in so doing.

     To the extent necessary in order to assure sufficient representation at the Annual Meeting, officers and regular employees of the Company, at no additional compensation, may request the return of proxies personally or by telephone or telegram. The extent to which this will be necessary depends entirely on how promptly proxies are received, and Stockholders are urged to send in their proxies without delay. The Board of Directors has no knowledge or information that any other person will specifically engage any employees to solicit proxies.

     Annual Report.  A copy of the Company's Annual Report to Stockholders for
     -------------
the year ended December 31, 1997, will be first mailed on or about June 5, 1998 to all Stockholders entitled to vote at the Annual Meeting. The Annual Report to Stockholders is not incorporated by reference into this Proxy Statement and is not to be deemed a part hereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of April 17, 1998, based on information obtained from the persons named below, relating to the beneficial ownership of shares of Common Stock by (i) each beneficial owner of more than five percent of the outstanding Common Stock, (ii) each director,
(iii) each executive named in the Summary Compensation Table in "Executive Compensation" and (iv) all current executive officers and directors of the Company as a group.

                                     AMOUNT AND NATURE          PERCENT
NAME AND ADDRESS                       OF BENEFICIAL               OF
OF BENEFICIAL OWNER                    OWNERSHIP (1)             CLASS
------------------------------------  ----------------           ------

Jeffrey B. Bogatin
c/o TurboChef, Inc.
745 Fifth Avenue
New York, New York 10151............  5,869,464 /(2)/            38.18%

Philip R. McKee
c/o TurboChef, Inc.
10500 Metric Drive, Ste. 128
Dallas, Texas 75243.................  2,004,510 /(3)/            13.76%

Stonehill Capital Management, Inc.
277 Park Avenue
New York, New York 10172............    739,405 /(4)/             5.07%

Robert L. Emerson
277 Park Avenue
New York, New York 10172............    739,405 /(4)/             5.07%

Donald J. Gogel
375 Park Avenue, 18th Floor
New York, New York 10152............    456,501 /(5)/             3.12%

Dennis J. Jameson
c/o TurboChef, Inc.
10500 Metric Drive, Ste. 128
Dallas, Texas 75243.................     87,500 /(6)/              .60%




                                     AMOUNT AND NATURE          PERCENT
NAME AND ADDRESS                       OF BENEFICIAL              OF
OF BENEFICIAL OWNER                    OWNERSHIP (1)             CLASS
------------------------------------  ---------------            -----
Mr. Joseph F. Fogliano
530 Pine Street
P.O. Box 772655
Steamboat Springs, Colorado 80477...            5,960              .04%

Marion H. Antonini
79 Ferris Hill Road
New Canaan, Connecticut 06840.......              -0-              -0-

All directors and executive
officers as a group (7 persons).....  8,495,567 /(8)/            54.62%

(1) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options and warrants. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days have been exercised. Percentages herein assume a base of 14,571,608 shares of Common Stock outstanding, before any consideration is given to outstanding options or warrants.

(2) Includes 3,166 shares of Common Stock which are subject to options issued by Mr. Bogatin in connection with the August Stock Option Agreements (as hereinafter defined) and 800,000 shares issuable upon exercise of immediately exercisable Options granted under the Company's 1994 Stock Option Plan, as amended (the "Option Plan").

(3) Includes 1,482 shares of Common Stock which are subject to options issued by Mr. McKee in connection with the August Stock Option Agreements.

(4) Stonehill Capital Management, Inc. ("SCM") is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Robert
    L. Emerson is the President of SCM. SCM and Mr. Emerson share the power to vote, direct the vote, dispose of and direct the disposition of all 739,405 of these shares. Of such shares, 739,405 (5.07%) of the outstanding shares of the Company are held by Stonehill Capital Partners, L.P., a partnership whose investments are managed by SCM. This partnership has no authority to vote or dispose of these shares.

(5) Includes 246 shares of Common Stock which are subject to options issued by Mr. Gogel in connection with the August Stock Option Agreements and 73,333 shares issuable upon exercise of immediately exercisable Options granted under the Option Plan.

(6) Includes 80,000 shares issuable upon the exercise of immediately exercisable Options granted under the Option Plan.



(7) Includes an aggregate of 4,894 shares of Common Stock which are subject to options issued by Messrs. Bogatin, McKee and Gogel in connection with the August Stock Option Agreements and an aggregate of 982,000 shares issuable upon exercise of immediately exercisable Options granted under the Option Plan.


               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("ten percent stockholders") to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. ("NASD"). Executive officers, directors and ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company's executive officers, directors and ten percent stockholders became subject to these requirements in April 1994, when the registration statement relating to the Company's initial public offering was declared effective by the SEC.

   Based solely upon the Company's review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 1997, all filing requirements applicable to its executive officers, directors and ten percent stockholders were fulfilled on a timely basis, except that (i) one report with respect to the exercise of certain options to acquire shares of Common Stock by Robert S. Briggs, Jr. was inadvertently filed late, and (ii) one report with respect to the transfer of shares by Philip R. McKee was inadvertently filed late.


                                   PROPOSAL 1

                          PROPOSAL TO ELECT DIRECTORS

GENERAL INFORMATION

   The Company's Board of Directors currently has five (5) Directors. On April 15, 1998, the Board of Directors increased the size of the Company's Board from four (4) to five (5) members and appointed Marion H. Antonini to the Board. Four directors are to be elected at the Annual Meeting to serve, subject to the provisions of the Company's Bylaws, until the next Annual Meeting of Stockholders, and until their successors are duly elected and qualified.

   Each of the current members of the Board of Directors has been nominated by the Company to be reelected as a director at the Annual Meeting, other than Mr. Joseph F. Fogliano, who has served as a director since 1996 and will not be standing for re-election. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

   Directors' Compensation; Attendance.  Directors currently receive no cash
   -----------------------------------
compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings. In connection with retaining Joseph F. Fogliano to serve as a member of the Board of Directors, in fiscal year 1997 the Company paid Mr. Fogliano 1,960 shares of Common Stock in lieu of payment of cash directors' fees. In connection with retaining Jeffrey
B. Bogatin to serve as Chairman of the Board and Donald J. Gogel to serve as a member of the Board of Directors, in fiscal year 1997 the Company granted (i) Mr. Bogatin options to acquire 165,000 shares of Common Stock, and (ii) Mr. Gogel options to acquire 20,000 shares of Common Stock. Mr. Bogatin's options were not granted under the Company's 1994 Stock Option Plan while Mr. Gogel's options were granted pursuant to such plan.

   During the last fiscal year, there has been one (1) meeting of the Board of Directors of the Company and fourteen (14) unanimous written consents of the Board of Directors of the Company in lieu of meetings. Each director attended more than 75% of the total meetings of the Board of Directors, except Mr. Fogliano who did not attend the only Board meeting.

   Committees of the Board. The Board of Directors has no standing audit,
   -----------------------
nominating or compensation committees or committees performing similar functions.

   Election Arrangements.  Pursuant to a shareholders agreement, each of Messrs.
   ---------------------
Bogatin and McKee has agreed to vote for the other to serve as a member of the Board of Directors, and, as members of the Board, each has agreed to vote for the election of the other as an officer of the Company.

   The Company has agreed, for a period of three years from June 12, 1996, to permit a designee of Whale Securities Co., L.P., the underwriter of the Company's secondary public offering (which designee may change from time to time) to serve as a non-voting advisor to the Company's Board of Directors.

NOMINEES

   Set forth below are the names and ages of the nominees, the principal occupation of each, the year in which first elected a director of the Company, the business experience of each for at least the past five years and certain other information concerning each of the nominees.

          MARION H. ANTONINI, age 67, has been Chairman of the Board and acting Chief Executive Officer of the Company since April 15, 1998. From 1990 to 1997, Mr. Antonini was Chairman of the Board, President and Chief Executive Officer of Welbilt Corp., a commercial appliance manufacturer. Mr. Antonini is a director of Engelhard Corporation, Northwestern Steel & Wire, Scientific Atlanta and Vulcan Materials Co.

     JEFFREY B. BOGATIN, age 49, a co-founder of the Company, has been a director of the Company since its inception in 1991 and served as Chairman of the Board until April 1998. He was also Treasurer of the Company until June 1996. Since 1975, Mr. Bogatin has served as President of Whitemarsh Industries, Inc., which was engaged in manufacturing and importing ladies apparel and is now involved with making venture capital investments.

     DONALD J. GOGEL, age 49, has been a director of the Company since April 1993. Since February 1989, Mr. Gogel has been a principal of Clayton, Dubilier & Rice, Inc., a private investment firm, and has served as President since January 1997. Mr Gogel is a director of APS, Inc. and Jafra Cosmetics International.

     PHILIP R. MCKEE, age 41, a co-founder of the Company, has been a director of the Company since its inception in 1991 and Vice Chairman and Chief Technology Officer since April 1998. He also served as President and Chief Executive Officer of the Company until April 1998 and was Secretary of the Company until January 1994. From May 1989 until November 1991, Mr. McKee was President of MicroGold, Inc., a food product manufacturing company.


      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
                      EACH DIRECTOR NOMINEE NAMED ABOVE.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the cash compensation paid to or accrued by the Company's Chief Executive Officer and the two most highly compensated executive officers of the Company for services rendered to the Company during the fiscal years ended December 31, 1997, 1996 and 1995:

                                                  ANNUAL COMPENSATION
                                                  -------------------
                                                                                     LONG TERM   NO. OF STOCK
NAME AND PRINCIPAL                 FISCAL                              ALL OTHER    COMPENSATION  OPTIONS
POSITION                            YEAR         SALARY       BONUS   COMPENSATION     AWARDS     GRANTED
------------------------------  ------------  -------------  -------  ------------  ------------  -------

Philip R. McKee,                        1997  $121,870/(2)/  $ -0-       $  -0-        $-0-       108,000
President and Chief                     1996  $ 95,000         -0-          -0-         -0-       250,000
Executive Officer/(1)/                  1995  $ 73,077/(3)/    -0-          -0-         -0-         -0-

Dennis J. Jameson,                      1997  $150,000       $24,327     $  -0-        $-0-        20,000
Executive Vice President,               1996  $135,000       $ 7,500        -0-         -0-       120,000
Chief Financial Officer,                1995  $  1,635         -0-          -0-         -0-         -0-
Secretary and Treasurer

Steven R. Leipsner                      1997  $141,846       $10,000     $10,000        -0-         -0-
Vice President and
Chief Operating Officer/(4)/

/(1)/ In April 1998, Mr. McKee assumed the positions of Vice Chairman and Chief
      Technology Officer and Marion H. Antonini assumed the positions of Chairman of the Board and acting Chief Executive Officer.

/(2)/ Includes $26,870 paid to Mr. McKee in 1998 for salary earned in 1993, 1994 and 1995.

/(3)/ Pursuant to Mr. McKee's employment agreement with the Company, he was entitled to receive annual salary of $95,000 for the fiscal year ended December 31,1995; however, he did not receive a salary from March 17 to May 26, 1995 during which time he received $3,745 every two weeks in repayment of certain indebtedness from the Company.

/(4)/ Mr. Leipsner separated from the Company effective on October 10, 1997.


OPTION GRANTS FOR FISCAL 1997

  The following table sets forth as to each of the named executive officers information with respect to option grants during fiscal 1997 and the potential realizable value of such option grants.

                       OPTION GRANTS IN LAST FISCAL YEAR
                       ---------------------------------

                                                                                          POTENTIAL REALIZABLE VALUE AT
                                                                                             ASSUMED ANNUAL RATES OF
                                                                                           STOCK PRICE APPRECIATION FOR
                                                              INDIVIDUAL GRANTS                   OPTION TERM /(3)/
                                                     -------------------------------      ------------------------------
                                 NUMBER OF
                                 SECURITIES               % OF TOTAL
                                 UNDERLYING               OPTIONS      EXERCISE
                                 OPTIONS                  GRANTED TO   PRICE PER   EXPIRATION
NAME                             GRANTED                  EMPLOYEES    SHARE        DATE            5%            10%
-------------------------------  -------                  ----------   -------     ------        --------     ----------

Philip R. McKee                   108,000/(1)/               38.85%     $10.125     8/5/04       $445,000       $1,037,000

Dennis J. Jameson                  20,000/(2/                 7.19%     $10.125     8/5/04       $ 82,000       $  192,000

/(1)/ These options were not granted under the Company's 1994 Stock Option Plan.

/(2)/ These are options granted under the Company's 1994 Stock Option Plan, as amended, to acquire shares of Common Stock.

/(3)/ The potential realizable value of the options, if any, granted in 1997 to each of these executive officers was calculated by multiplying those options by the excess of (a) the assumed market value of Common Stock, at the end of option term, if the market value of Common Stock were to increase 5% or 10% in each year of the option's 5-year term over (b) the exercise price shown. This calculation does not take into account any taxes or other expenses which might be owed. The 5% and 10% appreciated rates are set forth in the Securities and Exchange Commission rules and no representation is, of course, made that the Common Stock will appreciate at these assumed rates or at all.

                         AGGREGATED OPTION EXERCISES IN
               LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUE


                                      VALUE REALIZED       NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED IN-
                        SHARES       (MARKET PRICE                OPTIONS                    THE-MONEY OPTIONS AT
                        ACQUIRED ON  AT EXERCISE LESS        AT FISCAL YEAR-END              FISCAL YEAR-END /(1)/
NAME                    EXERCISE     EXERCISE PRICE)    EXERCISABLE  UNEXERCISABLE     EXERCISABLE       UNEXERCISABLE
------                  -----------  ----------------   -----------  -------------     -----------      --------------
Philip R. McKee             -0-            -0-              -0-         358,000           $-0-                 $-0-
Dennis J. Jameson           -0-            -0-            40,000        100,000           $-0-                 $-0-

/(1)/ Value of unexercised options equals fair market value of the shares underlying in-the-money options at December 31, 1997 ($7.25), less the exercise price, times the number of in-the-money options outstanding.


EXECUTIVE EMPLOYMENT AGREEMENTS

     In May 1993, the Company entered into a three-year employment agreement with Philip R. McKee, providing for his employment as President and Chief Executive Officer of the Company. The term of this agreement was subsequently extended in March 1996, pursuant to the mutual agreement of the Company and Mr. McKee, for an additional three-year period. The employment agreement requires Mr. McKee to devote all of his business time to the affairs of the Company, for which he is entitled to receive a base salary of $95,000 per year. The employment agreement currently expires in March 1999 and, thereafter, will be automatically renewed for successive one-year terms unless the Company or the executive elects not to renew. The employment agreement with Mr. McKee provides that during the term of his employment with the Company and thereafter for the remaining stated term or two years from the date of termination, whichever is longer, Mr. McKee will be subject to a noncompetition covenant. In addition, Mr. McKee is entitled to receive other benefits that are generally provided to other employees of the Company. In April 1998, Marion H. Antonini was employed as the Company's acting Chief Executive Officer and Chairman of the Board. The Company intends to propose the terms of a new employment agreement to Mr. McKee whereby he will serve as Vice Chairman of the Board and as the Company's Chief Technology Officer.

     In March 1998, the Company entered into a two-year employment agreement with Marion H. Antonini, providing for his employment as Chairman of the Board and acting Chief Executive Officer of the Company effective in April 1998. Pursuant to such employment agreement, Mr. Antonini will be entitled to receive an annual base salary of $300,000 and shall be granted options to acquire 200,000 shares of Common Stock at a price of $7.375 per share which will vest as follows: (i) options to acquire 66,667 shares will vest at such time as the Company executes an employment agreement with a new Chief Executive Officer, the recruitment of whom shall be one of Mr. Antonini's principal short-term responsibilities, (ii) options to acquire 66,667 will vest on March 5, 1999, and
(iii) options to acquire 66,666 shares of Common Stock will vest on March 5, 2000.

AUGUST 1993 STOCK OPTION AGREEMENTS

     Pursuant to agreements dated as of August 10, 1993, Messrs. Bogatin, McKee and Gogel granted five-year options to purchase an aggregate of 161,504 of their shares of Common Stock (104,448 shares, 48,980 shares and 8,076 shares, respectively), at a price of $1.25 per share, to nine persons employed or retained by the Company or Cyten Circuit Design Corporation, the manufacturer of certain electronic circuit boards used by the Company, who had significantly contributed to the development of the Company, the TurboChef cooking system and the Company's cooking technologies (the "August Stock Option Agreements"). The options are exercisable over the period commencing on April 7,1995, and ending in August 1998, subject to certain exceptions. As of April 17, 1998, options to purchase an aggregate of only 4,894 shares of Common Stock remained outstanding pursuant to the August Stock Option Agreements and Messrs. Bogatin, McKee and Gogel had outstanding obligations to sell 3,166 shares, 1,482 shares and 246 shares, respectively.


                         TOTAL RETURNS TO STOCKHOLDERS


STOCK PERFORMANCE GRAPH
-----------------------

     The following line graph compares the total stockholder return (stock price growth plus dividends) of the Common Stock from April 7, 1994 through December 31, 1997, with the total stockholder return for the same period of a peer group index. The graph assumes that the value of the investment in the Common Stock and each index was $100 on April 7, 1994 and all dividends were reinvested. The Company notes that the Company's initial public offering occurred on April 7, 1994 and that the initial offering price of $2.50 was used as the beginning price for the Company's stock price on the performance graph.



                    [STOCK PERFORMANCE GRAPH APPEARS HERE]

                   April '94       1994        1995        1996        1997
------------------------------------------------------------------------------
TurboChef, Inc.      100.00       66.47       547.62      842.86      276.19
------------------------------------------------------------------------------
Peer Group Index     100.00      153.06       216.80      327.73      361.89
------------------------------------------------------------------------------
Nasdaq Market Index  100.00      102.34       132.74      164.95      201.77
------------------------------------------------------------------------------

                           BASE PERIOD  RETURN  RETURN  RETURN  RETURN
COMPANY/INDEX NAME          APRIL '94    1994    1995    1996    1997
--------------------------  ---------   ------  ------  ------  ------

     TurboChef, Inc.           100.00   66.47  547.62  842.86  276.19
     Peer Group Index*         100.00  153.06  216.80  327.73  361.89
     Nasdaq Market Index       100.00  102.34  132.74  164.95  201.77

     * The common stock of the following companies have been included in the peer group index: AquaCare Systems, Inc., Culligan Water Technology, Engineered Support Systems, Environment/One Corp., Middleby Corp., Minuteman International, Inc., Recovery Engineering, Inc., Tennant Co., TurboChef, Inc. and United
States Filter Corp.


                                   PROPOSAL 2

                PROPOSAL TO CHANGE THE COMPANY'S CORPORATE NAME

     The Board of Directors unanimously proposes that the First Article of the Company's Restated Articles of Incorporation be amended to change the Company's corporate name to "TurboChef Technologies, Inc."

     If the corporate name change is approved, the text of the First Article of the Company's Restated Articles of Incorporation would read in the entirety as follows:

         "The name of the Corporation is: TurboChef Technologies, Inc."

     The Board of Directors believes that the Company's corporate name should reflect the fact that the Company is one of the world's leading foodservice technology companies. The proposed name change does not signal any change in the Company's strategic business focus. Rather, by inserting "Technologies" into the corporate name, the Company's name will reinforce the Company's strategy of introducing new technologies for use in kitchens throughout the world. Moreover, the Board of Directors believes that the proposed name will more accurately promote one of the Company's core competencies - the ability to effectively develop and commercialize new technologies.

     Under Delaware law, the Stockholders will not have any dissenters' or appraisal rights in connection with the proposed amendment of the Restated Articles of Incorporation. If the proposed name change becomes effective, it will not affect the rights of the Stockholders of the Company or the validity and transferability of certificates representing the Company's Common Stock.

     If the proposed amendment is approved by the Stockholders, it will become effective after filing a certificate of amendment required by the General Corporation Law of the State of Delaware.


       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ADOPTION OF THIS AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION.

                                   PROPOSAL 3

                     PROPOSAL TO INCREASE SHARES AVAILABLE
                          UNDER 1994 STOCK OPTION PLAN

     The Board of Directors unanimously proposes that the Stockholders approve an amendment to the Company's 1994 Stock Option Plan, as amended, (the "Option Plan"), increasing by 500,000 the number of shares of the Common Stock reserved for issuance under such plan. Under the Option Plan as adopted by the Company's Stockholders in 1994, as amended by the Stockholders in 1997, 3,150,000 shares of Common Stock were reserved for issuance in connection with the grant of restricted stock under such plan. In connection with converting certain debts owed by the Company to Jeffrey B. Bogatin into equity, the Company granted Mr. Bogatin options under the Option Plan to acquire an aggregate of 1,000,000 shares of Common Stock. Currently, as a result of these transactions and other grants to qualified individuals, as of May 22, 1998, only 350,334 shares remained available for issuance under the Option Plan. The Board of Directors believes that the proposed increase in the number of shares available for issuance under the Option Plan is necessary in order to continue the effectiveness of the Option Plan in attracting, motivating, and retaining outside directors, officers and key employees with appropriate experience and ability, and to increase the grantees' alignment of interest with the Company's Stockholders.

SUMMARY OF EXISTING TERMS OF OPTION PLAN

     The following summary of the principal features of the Option Plan is subject to the specific provisions contained in the official text of the Option Plan.

     In January 1994, in order to attract, retain and motivate employees (including officers), directors, consultants and other persons who perform substantial services for or on behalf of the Company, the Company adopted the Option Plan, which was subsequently amended in March 1994, June 1995, February 1997 and June 1997, pursuant to which stock options covering an aggregate of 3,150,000 shares of the Company's Common Stock may be granted to such persons. Under the Option Plan, "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), may be granted to employees (including officers), and non-incentive stock options ( "Non-incentive Options") may be granted to any such employee and to other persons (including directors) who perform substantial services for or on behalf of the Company. Incentive Options and Non-incentive Options are collectively referred to herein as "Options".

     The Option Plan is administered by the Board of Directors, which is vested with complete authority to administer and interpret the Option Plan, determine the terms upon which Options may be granted, prescribe, amend and rescind such interpretations and determinations and grant Options. The Board of Directors also has the power to terminate or amend the Option Plan from time to time in such respects as it deems advisable, except that no termination or amendment shall materially adversely affect any outstanding Option without the consent of the grantee, and the approval of the Company's Stockholders is required in respect of any amendment which would (i) change the total number of shares subject to the Option Plan or (ii) change the designation or class of employees or other persons eligible to receive Incentive Options or Non-incentive Options.

     The price at which shares covered by an Option may be purchased is determined on the date of the Option grant by the Board of Directors but may be no less than the par value of such shares and, in the case of Incentive Options, no less than the fair market value of such shares on the date of grant (the "Fair Market Value"). The Fair Market Value is generally equal to the last sale price quoted for shares of Common Stock on the Nasdaq SmallCap Market ("NASDAQ") on the date of grant. The purchase price of shares issuable upon exercise of an Option may be paid in cash or by delivery of shares with a value equal to the exercise price of the Option. The Company may also loan the purchase price to the optionee, or guarantee third-party loans to the optionee, on terms and conditions acceptable to the Board of Directors. The number of shares covered by an Option is subject to adjustment for stock splits, mergers, consolidations, combinations of shares, reorganizations and recapitalizations. Options are generally non-transferable except by will or by the laws of descent and distribution, and in the case of employees, with certain exceptions, may be exercised only so long as the optionee continues to be employed by the Company. If the employee dies or becomes disabled, the right to exercise the Option, to the extent then vested, continues for specified periods. Non-incentive Options may be exercised within a period not exceeding ten years from the date of grant. The terms of Incentive Options are subject to additional restrictions provided by the Option Plan.

     As of May 22, 1998, Options to purchase 2,366,893 shares of Common Stock were outstanding, and Options to purchase an additional 350,334 shares were available for future grant. In addition to the foregoing, Options to purchase an aggregate of 432,773 shares of Common Stock have been exercised, including Options to purchase an aggregate of 200,000 shares of Common Stock at $2.50 per share, which were exercised by Mr. Bogatin in June and December 1995.

     Awards of Options under the Option Plan in fiscal year 1997 to the three most highly compensated executive officers are set forth on the Summary Compensation Table on pages 8 and 9. Awards were made to the following groups during fiscal year 1997 under the Option Plan:

                                                                  NO. OF OPTIONS
                                                                  --------------

  All current executive officers, as a group                              25,000

  All current directors who are not executive officers, as a group        20,000

  All employees who are not executive officers, as a group               156,667


         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ADOPTION
                OF THIS AMENDMENT OF THE 1994 STOCK OPTION PLAN.

                                   PROPOSAL 4

           PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed KPMG Peat Marwick LLP, which audited the Company's 1997 financial statements, as the Company's independent public accountants for the year ending December 31, 1998. KPMG Peat Marwick LLP has audited the books of the Company since 1994. A proposal to ratify the appointment will be presented at the Annual Meeting. Representatives of KPMG Peat Marwick LLP are not expected to be present at the Annual Meeting.

     Ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the year ending December 31, 1998 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the Stockholders do not ratify the appointment of KPMG Peat Marwick LLP for the forthcoming fiscal year such appointment will be reconsidered by the Board of Directors.

             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
              RATIFYING THE APPOINTMENT OF KPMG PEAT MARWICK LLP.


                      STOCKHOLDER NOMINATION OF DIRECTORS

     Nominations of individuals other than those made by the Board of Directors must be in writing and be delivered to the Company not less than ten (10) days after the date on which notice of the Annual Meeting is first given to the Stockholders, or more than sixty (60) days prior to any Annual Meeting, whichever is later. Such nominations must include the information regarding the person advancing the nomination as well as information about the nominee as required by the Bylaws of the Company. Nominations not made according to these procedures will be disregarded.


                                   FORM 10-K

     THE COMPANY SHALL PROVIDE WITHOUT CHARGE TO EACH PERSON, SOLICITED ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES AND ALL EXHIBITS THERETO. STOCKHOLDERS WHO DESIRE SUCH MATERIALS SHOULD CONTACT MR. DENNIS J. JAMESON, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER BY TELEPHONE AT (214) 341-9471, OR WRITE TO TURBOCHEF, INC., 10500 METRIC DRIVE, SUITE 128, DALLAS, TEXAS 75243, ATTN: DENNIS J. JAMESON.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors knows of no other business to be brought before the Annual Meeting requiring action of the Stockholders, nor does it have any information that other matters will be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a Stockholder intending to present a proposal to be included in the Company's proxy statement for the Company's Annual Meeting of Stockholders to be held in 1999 must deliver such proposal in writing to the Company's principal executive offices no later than March 2, 1999.


                                    By Order Of The Board of Directors



                                    Dennis J. Jameson
                                    Corporate Secretary

Dallas, Texas
June 5, 1998

                                     PROXY
                                     -----

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


                                TURBOCHEF, INC.


     The undersigned hereby appoints, Marion H. Antonini, Jeffrey B. Bogatin and Philip R. McKee, each with the full authority to act without any other, as proxies with full power of substitution, to vote and act for and in the name of the undersigned as fully as the undersigned could vote and act if personally present, at the annual meeting of stockholders of TurboChef, Inc. to be held on June 30, 1998 and at any adjournments thereof, as follows:

A  [ X ]    PLEASE MARK YOUR
            VOTES AS IN THIS
            EXAMPLE.


     THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS. IF OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR JUDGMENT.


PROPOSAL 1.    ELECTION      FOR    WITHHOLD     NOMINEES:   MARION H. ANTONINI
               OF                   AUTHORITY                JEFFREY B. BOGATIN
               DIRECTORS     [ ]       [ ]                   DONALD J. GOGEL
                                                             PHILIP R. MCKEE

(INSTRUCTIONS: TO WITHHOLD AUTHORITY
TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE
THAT NOMINEE'S NAME IN THE SPACE PROVIDED
BELOW.)

____________________________________

PROPOSAL 2.  TO AMEND THE FIRST ARTICLE OF THE COMPANY'S          FOR           AGAINST       ABSTAIN
             RESTATED ARTICLES OF INCORPORATION TO CHANGE THE     [ ]             [ ]           [ ]
             CORPORATE NAME TO "TURBOCHEF TECHNOLOGIES,
             INC."

PROPOSAL 3.  TO AMEND THE COMPANY'S 1994 STOCK OPTION             FOR           AGAINST       ABSTAIN
             PLAN, AS AMENDED, TO INCREASE THE NUMBER OF          [ ]             [ ]           [ ]
             SHARES OF COMMON STOCK AUTHORIZED FOR
             ISSUANCE.

PROPOSAL 4.  TO RATIFY THE APPOINTMENT OF KPMG PEAT               FOR           AGAINST       ABSTAIN
             MARWICK LLP AS THE COMPANY'S INDEPENDENT             [ ]             [ ]           [ ]
             PUBLIC ACCOUNTANTS FOR FISCAL 1998.

PROPOSAL 5.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED
             TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
             COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

SIGNATURE                                  DATE
          -------------------------------        ----------
SIGNATURE                                  DATE
          -------------------------------        ----------

 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE HELD JOINTLY, SIGNATURE SHOULD INCLUDE BOTH NAMES. WHEN SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR OTHER SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE AS SUCH.